                    Registration No. 333-01901


S E C U R I T I E S   A N D   E X C H A N G E   C O M M I
S S I O
N
                     Washington, D.C.  20549


              POST-EFFECTIVE AMENDMENT NO. 1
                                   to
                          F O R M  S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF
1933
             OF SECURITIES OF UNIT INVESTMENT TRUSTS
                    REGISTERED ON FORM N-8B-2



A.                            Exact Name of Trust:

                   SMITH BARNEY UNIT TRUSTS,
      EQUITY FOCUS TRUSTS THEME INVESTING
PORTFOLIO
                            (A UNIT INVESTMENT TRUST)
B.
                            Names of Depositors:

              SMITH BARNEY INC.


C. Complete address of depositor's principal executive office:


        388 Greenwich St.
       New York, New York  10013



D.   Names and complete address of agent for service:

       LAURIE A. HESSLEIN
     Smith Barney Inc.
   388 Greenwich Street
    New York, New York  10013



 It is proposed that this filing will become effective April
10,1997


                   EQUITY FOCUS TRUSTS
                Theme Investing Portfolio

                      CROSS-REFERENCE SHEET
                    Pursuant to Regulation C
                under the Securities Act of 1933

           (Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

            I.  Organization and General Information
1. . . . . . . . . (a) Name of trust   Prospectus front cover
(b) Title of securities issued . .
2.Name and address of each depositor   Sponsors:
Prospectus back
cover
3. . . . Name and address of trustee   Trustee
4.Name and address of each principal
underwriterSponsors:
Prospectus back cover
5. . .State of organization of trust   Tax Exempt Securities
Trust
6.Execution and termination of trust agreementTax
Exempt
Securities                                        Trust - The
Trust:
                                       Amendment and Termination

                                     of the Trust Agreement 7. .
 . . . . . . . . Changes of name   *
8. . . . . . . . . . . . Fiscal year   *
9. . . . . . . . . . . . .Litigation   *


            II. General Description of the Trust and
                     Securities of the Trust

10.(a) Registered or bearer securities Rights of Unit
Holders
(b) Cumulative or distributive securities
  (c) Redemption . . . . . . . . . .
  (d) Conversion, transfer, etc. . .
  (e) Periodic payment plan. . . . .   *
  (f) Voting rights. . . . . . . . .
  (g) Notice to certificate holders    Rights of Unit Holders -


                                   Reports and Records:

                            Sponsors -
                                       Responsibility: Trustee -

                                    Resignation: Amendment

                               and Termination of the

                          Trust Agreement -
                                       Amendment
  (h) Consents required. . . . . . . Sponsors - Responsibility:


                                  Amendment and Termination

                              of the Trust Agreement   (i) Other
provisions . . . . . . . Tax Exempt Securities Trust - Tax
Status

11.Type of securities comprising units Prospectus front cover:

                                   Tax Exempt Securities

                             Trust - Portfolio
12.Certain information regarding periodic
   payment certificates. . . . . . .   *

13.. .(a) Load, fees, expenses, etc.   Prospectus front
cover:

                                   Summary of Essential

                            Information; Public
                                       Offering - Offering
                                       Price; Public Offering -

                                   Sponsors' and
                                       Underwriters' Profits:

                                  Tax Exempt Securities

                            Trust - Expenses and

                     Charges

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

            II.  General Description of the Trust and
                     Securities of the Trust
  (b) Certain information regarding periodic
        payment certificates . . . .   *
  (c) Certain percentages. . . . . . Public Offering - Offering
Price
  (d) Certain other fees, etc, payable by holders
  Rights of Unit Holders - Certificates
  (e) Certain profits receivable by depositors,
      principal underwriters, trustee or
      affiliated persons . . . . . . Public Offering - Sponsors'

                                   and Underwriters' Profits:

                                Rights of Unit Holders -

                          Redemption of Units -
                                     Purchase by the Sponsors of

                                   Units Tendered for
                                     Redemption
  (f) Ratio of annual charges to income*

14.. .Issuance of trust's securities   Tax Exempt Securities


                                 Trust - The Trust: Rights

                               of Unit Holders -
                                       Certificates
15.Receipt and handling of payments from purchasers*
16.Acquisition and disposition of underlying
  securities . . . . . . . . . . . . Tax Exempt Securities Trust

                                   - Portfolio: Sponsors -

                            Responsibility
17.. . . . .Withdrawal or redemption   Rights of Unit
Holders -

                                   Redemption of Units
18.(a) Receipt, custody and disposition of incomeRights of
Units
Holders -                                       Distribution of
Interest                                        and Principal:
Rights of                                        Unit Holders -
Reports                                        and Records
  (b) Reinvestment of distributions    *
  (c) Reserves or special funds. . . Rights of Unit Holders -


                               Distribution of Interest

                          and Principal: Tax Exempt

                      Securities Trust - Expenses

                    and Charges - Other Charges   (d) Schedule
of
distributions. . .   *
19.. . Records, accounts and reports   Rights of Unit
Holders -

                                   Reports and Records:

                            Rights of Unit Holders -

                        Distribution of Interest

                     and Principal
20.Certain miscellaneous provisions of trust
agreementAmendment
and Termination of the Trust
  (a) Amendment. . . . . . . . . . . Agreement: Trustee -
Resignation: Trustee -
  (b) Termination  . . . . . . . . . Resignation: Trustee -
Limitations on Liability:
  (c) and (d) Trustee, removal and successorSponsors -
Responsibility: Sponsors - Resignation
  (e) and (f) Depositors, removal and successor
21.. . . . Loans to security holders   *
22.. . . . .Limitations on liability   Sponsors - Limitations on


                                     Liability: Trustee -
                                       Limitations on Liability:

                                     Tax Exempt Securities

                               Trust - Portfolio
23.. . . . . . .Bonding arrangements   *
24.Other material provisions of trust agreement*



______
  *  Inapplicable, answer negative or not required.

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

                III.  Organization, Personnel and
                 Affiliated Persons of Depositor
25.. . . .Organization of depositors   Sponsors
26.. . . Fees received by depositors   *
27.. . . . . .Business of depositors   Sponsors
28.Certain information as to officials and
   affiliated persons of depositors    [Contents of
Registration
Statement]
29.. Voting securities of depositors   *
30.. .Persons controlling depositors   *
31.Payments by depositor for certain services
   rendered to trust . . . . . . . .   *
32.Payments by depositors for certain other services
   rendered to trust . . . . . . . .   *
33.Remuneration of employees of depositors for
   certain services rendered to trust  *
34.Remuneration of other persons for certain services
   rendered to trust . . . . . . . .   *


            IV.  General Description of the Trust and
                     Securities of the Trust

35.Distribution of trust's securities by statesPublic
Offering -
Distribution of Units
36.Suspension of sales of trust's securities*
37.Revocation of authority to distribute*
38.. . . .(a) Method of distribution   Public Offering -
Distribution of Units
  (b) Underwriting agreements. . . .
  (c) Selling agreements . . . . . .
39.(a) Organization of principal underwritersSponsors
  (b) N.A.S.D. membership of principal underwriters
40.Certain fees received by principal underwriters*
41.(a) Business of principal underwritersSponsors
  (b) Branch offices of principal underwriters*
  (c) Salesmen of principal underwriters*
42.Ownership of trust's securities by certain persons*
43.Certain brokerage commissions received by principal
   underwriters. . . . . . . . . . .   *
44.. . . . . (a) Method of valuation   Prospectus front
cover:

                                   Public Offering -
                                       Offering Price: Public

                                  Offering - Distribution

                              of Units
  (b) Schedule as to offering price    *
  (c) Variation in offering price to certain personsPublic
Offering - Distribution of Units
45.. Suspension of redemption rights   *
46.. . . . .(a) Redemption Valuation   Rights of Unit Holders
-

                                   Redemption of Units -

                            Computation of Redemption

                          Price per Unit
  (b) Schedule as to redemption price  *
47.Maintenance of position in underlying securities
  Public Offering - Market for Units: Rights of Unit Holders
-
Redemption of Units - Purchase by the Sponsors of Units
  tendered for Redemption; Rights of Unit Holders -
Redemption
of Units - Computation of Redemption Price per Unit
______
  *  Inapplicable, answer negative or not required.
       Form N-89B-2                          Form S-6
Item Number                    Heading in Prospectus

             V.  Information Concerning the Trustee
                          or Custodian
48.Organization and regulation of trusteeTrustee
49.. . .Fees and expenses of trustee   Tax Exempt
Securities

                                 Trust - Expenses and

                          Charges
50.. . . . . . . . . .Trustee's lien   Tax Exempt Securities

                                 Trust - Expenses and

                          Charges - Other Charges


            VI.  Information Concerning Insurance of
                      Holders of Securities

51.Insurance of holders of trust's securities*


                    VI.  Policy of Registrant

52.  (a) Provisions of trust agreement with respect to
     selection or elimination of underlying
securitiesProspectus
front cover: Sponsors-Responsibility
  (b)Transactions involving elimination of
     underlying securities . . . . .   *
  (c)Policy regarding substitution or elimination
     of underlying securities. . . . Sponsors - Responsibility
(d)Fundamental policy not otherwise covered*
53.  Tax status of trust . . . . . . Prospectus front cover:
Tax

                                   Exempt Securities Trust -

                              Tax Status


          VIII.  Financial and Statistical Information

54.  Trust's securities during last ten years*
55.  . . . . . . . . . . . . . . . .   *
56.  Certain information regarding periodic payment
  securities . . . . . . . . . . . .   *
57.  . . . . . . . . . . . . . . . .   *
58.  . . . . . . . . . . . . . . . .   *
59.  Financial statements (Instruction 1(c) to form S-6)
  Statement of Financial Condition of The Tax Exempt
Securities
Trust








______
  *  Inapplicable, answer negative or not required.


EQUITY FOCUS
TRUSTS

T h e m e   I n v e s t i n g   P o r t f o l i o





A Smith Barney Unit Investment Trust




SMITH BARNEY
The Equity Focus Trusts -- Theme Investing Portfolio is a unit investment trust that offers investors the opportunity to purchase Units representing proportionate interests in a portfolio of 29 equity securities of companies which have been given the highest investment rating by Smith Barney's Equity Research Division and which have authorized programs to repurchase shares of their own common stock or are likely to expand their programs to buy back shares in the future. The value of the Units will fluctuate with the value of the underlying securities and the Trust is not appropriate for investors requiring high current income or conservation of capital. The minimum purchase is $1,000 for individual purchases, and $250 for purchases by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

Inquiries should be directed to the Sponsor at (212) 816-4000.

Prospectus dated April 10, 1997
Read and retain this Prospectus for future reference

SMITH BARNEY INC. UNIT TRUSTS,
EQUITY FOCUS TRUSTS--THEME INVESTING
PORTFOLIO
INVESTMENT SUMMARY AS OF APRIL 8,
1997+ (the Evaluation Date)

SPONSOR
Smith Barney Inc.
NUMBER OF UNITS -22,941,000
FRACTIONAL UNDIVIDED
INTEREST IN TRUST
REPRESENTED BY EACH UNIT -1/22,941,000th
PUBLIC OFFERING PRICE
(per 1,000 Units)
Aggregate value of Securities in
Trust$1,113.35
Divided by 1,000,000 Units
(times 1,000)$1,113.35
Plus sales charge of 3.00% of
Public Offering Price
(3.093% of the net amount
invested in Securities)* 34.43
Public Offering Price per
1,000 Units$1,147.78
Plus the amount per 1,000 Units
in the Income and Capital
Accounts (see Description of
the Trust - Income) 4.78
   Total (per 1,000 Units)$1,152.56
SPONSOR'S REPURCHASE PRICE
and REDEMPTION PRICE per 1,000
UNITS** (based on underlying
Securities)$1,118.13
MONTHLY INCOME DISTRIBUTIONS
If the balance in the Capital Account (excluding) amounts reserved to purchase Securities) on any Record Day exceeds $5.00 per 1,000 Units, a distribution of net income and the balance in the Capital Account will be made on the Distribution
Day to Holders of record on that Record Day.
Otherwise net income will only be distributed annually on November 25th to Holders of record on November 10th. In addition, in order to meet certain tax requirements, a special distribution of income, including capital gains, may be paid to Holders of record as of a date in December. All distributions will be automatically reinvested in additional Units of this Trust at no extra charge unless the Holder elects to receive his distribution in cash. A Final Distribution will be made upon termination of the Trust.

TRUSTEE'S ANNUAL FEE
$.80 per 1,000 Units
(see Expenses and Charges)

SPONSOR'S ANNUAL FEE
Maximum of $.25 per 1,000 Units
(see Expenses and Charges)

RECORD DAYS
The 10th of each month

DISTRIBUTION DAYS
The 25th day of each month and upon termination and liquidation of the Trust. (See Distributions).

EVALUATION TIME
The close of trading on the New York Stock Exchange (currently
4:00 P.M., New York time)

TRUSTEE AND DISTRIBUTION AGENT
The Chase Manhattan Bank, N.A.

MINIMUM VALUE OF TRUST
The trust indenture between the Sponsor and the Trustee (the
"Indenture") may be terminated if the net asset value of the Trust is less than $5,000,000. See Risk Factors, page 3.

MANDATORY TERMINATION OF TRUST
April 30, 1999 (the "Mandatory Termination Date"), or at any earlier time by the Sponsor with the consent of Holders of 51% of the Units then outstanding.

________
+Valuation of Securities is based on the market value per share as of April 8, 1997, as more fully explained in the Notes to Portfolio.
After the Initial Date of Deposit, Securities quoted on a national securities exchange or the Nasdaq National Market, or a foreign securities exchange, are valued at the closing sale price or, if, no price exists, at the mean between the closing bid and offer prices.
Securities not so quoted are valued at the mean between bid and offer prices.
*The sales charge will be reduced on a graduated scale in the case of quantity purchases.  See Public Sale of Units--Public Offering Price.
**All redemptions of at least 250,000 Units may, upon request by a redeeming Holder, be made "in kind" to the Distribution Agent, who will either forward the distributed securities to the Holder or sell the securities on behalf of the redeeming Holder and distribute the proceeds (net of any brokerage commission or other expenses
incurred in the sale) to the Holder.  See Redemption.


EQUITY FOCUS TRUSTS-THEME INVESTING PORTFOLIO
INVESTMENT SUMMARY AS OF APRIL 8, 1997
(CONTINUED)

Objective of the Trust - The objective of the Trust is to provide investors with the possibility of capital appreciation through a convenient and cost-effective investment in a fixed portfolio consisting of shares of common stocks and any similar securities (the "Securities") selected by the Sponsor for the Trust portfolio (the "Portfolio"). The Sponsor has selected for the Portfolio stocks of companies which have authorized programs to repurchase shares of their own common stock or which are likely to expand their existing programs to buy back shares in the future. All of these Securities are rated by Smith Barney in the highest investment ranking category. These Securities are considered to have potential for capital appreciation over a period of three years relative to the risks and opportunities. Some of the companies also pay attractive dividends. Achievement of the Trust's objective is dependent upon several factors including the financial condition of the issuers of the Securities and any appreciation of the Securities. Furthermore, because of Trust sales charges and expenses, unequal weightings of securities, brokerage costs and possible delays in purchasing securities with cash deposited and other factors, investors in the Trust may not realize as high a total return as the theoretical performance of the underlying securities in the Portfolio.

Portfolio - The Portfolio contains 29 common stocks issued by companies engaged primarily in the following industries: banks/ financial institutions, 7; insurance, 4; conglomerates, 3; metals, 3; computers, 2; pharmaceuticals, 2; airlines, 1; automobiles, 1; chemicals, 1; imaging technology, 1; machinery/equipment, 1; oil, 1; pollution control, 1; restaurants, 1. Partner Re Ltd. is a non-U.S. issuer. Although there are certain risks of price volatility associated with investment in common stocks (particularly with an investment in one or two common stocks), your risk is reduced because your capital is divided among securities from different industry groups. However, the Trust may be considered to be concentrated in stocks of banks, other financial institutions and insurance companies. (See Risk Factors.)

With the initial deposit of Securities the Sponsor established a proportionate relationship among the number of shares of each stock deposited in the Portfolio. Following the Initial Date of Deposit, the Sponsor may create additional Units by depositing cash (or a bank letter of credit in lieu of cash) with instructions to purchase Securities, additional Securities or contracts to purchase additional Securities maintaining to the extent practicable the original proportionate relationship among the number of shares of each stock and similar interests in the Portfolio. Replacement Securities may be acquired under specified conditions. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in price or the unavailability of Securities. The Sponsor may cease creating Units (temporarily or permanently) at any time. (See Administration of the Trust - Trust Supervision.)
Risk Factors - Investment in the Trust should be made with an understanding that the value of the underlying Securities, and therefore the value of the Units, will fluctuate, depending on the full range of economic and market influences which may affect the market value of the Securities, including the profitability and financial condition of issuers, conditions in a given issuer's industry, market conditions and values of common stocks generally, the impact of the Sponsor's buying and selling Securities, especially during the initial offering of Units of the Trust or to satisfy redemptions of Units, and other factors.

The Trust is not appropriate for investors requiring high current income or conservation of capital. Securities representing approximately 15% of the value of the Portfolio have been ranked
Low Risk by the Sponsor's Research Department, described as
"highly predictable earnings/dividends; low price volatility"; Securities representing approximately 47% of the value of the Portfolio have been ranked Moderate Risk, described as "moderately predictable earnings/dividends; moderate price volatility"; Securities representing approximately 30% of the value of the Portfolio have been ranked High Risk by the Sponsor's Research Department, described as "low predictability of earnings/dividends; high price volatility"; Securities representing approximately 8% of the value of the Portfolio have been ranked Speculative, described as "exceptionally low predictability of earnings/dividends; highest risk of price volatility."

EQUITY FOCUS TRUSTS-THEME INVESTING PORTFOLIO
INVESTMENT SUMMARY AS OF APRIL 8, 1997
(CONTINUED)

If cash (or a letter of credit in lieu of cash) is deposited with instructions to purchase Securities in connection with the issuance of additional Units during the Public Offering Period, there is the risk that the price of a Security will increase between the time of the deposit and the time the Security is purchased resulting in a reduction in the number of shares or similar interests purchased for the Portfolio. Price fluctuations during the period from the time of deposit of cash to the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Holder's Units, the number of shares or similar interests of each Security represented by each Unit and the income per Unit received by the Trust. Some of the Securities may have limited trading volume, and, while the Sponsor will endeavor to purchase Securities with deposited cash as soon as practicable, it reserves the right to purchase those Securities over the 20 following business days in an effort to reduce the effect of these purchases on the market price of those Securities. This could, however, result in the Trust's failure to participate in any appreciation of those Securities before the cash is invested. If any cash remains at the end of this period and cannot be invested in one or more Securities at what the Sponsor considers reasonable prices, it intends to use that cash to purchase each of the other Securities in the original proportionate relationship among those Securities. Similarly, at termination of the Trust, the Sponsor reserves the right to sell Securities over a period of up to 20 business days to lessen the impact of its sales on the market price of the Securities. The proceeds received by Holders following termination of the Trust will reflect the actual sales proceeds received on the Securities, which will likely differ from the closing sale price on the Mandatory Termination Date. (See Description of the Trust - Risk Factors.)

Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change.
Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Securities will pay dividends on outstanding shares. Any distributions of income to Holders will generally depend upon the declaration of dividends by the issuers of the Securities and the declaration of any dividends depends upon several factors including the financial condition of the issuers and general economic conditions.

Unlike a mutual fund, the Portfolio is not actively managed and the Sponsor receives no management fee. Therefore, the adverse financial condition of an issuer will not necessarily require the sale of Securities from the Portfolio or mean that the Sponsor will not continue to purchase the Security in order to create additional Units. Investors should note in particular that the Securities were selected on the basis of the criteria set forth above under Objective of the Trust and that the Trust may continue to purchase or hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open market when, in its opinion, it is in the best interest of the holders of the Units to do so. Although the Portfolio is regularly reviewed and evaluated and the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. The Sponsor has currently assigned certain rankings to the issuers of Securities based on stock performance expectations and level of risk (see footnote 2 to Portfolio on page 9). These rankings are subject to change. Securities will not necessarily be sold by the Trust based on a change in rankings, although the Sponsor intends to review the desirability of holding any Security if its ranking is reduced below 3. The prices of single shares of each of the Securities in the Trust vary widely, and the effect of a dollar of fluctuation, either higher or lower, in security prices will be much greater as a percentage of the lower-price securities' purchase price than as a percentage of the higher-price securities' purchase price.

Investors should note that should the size of the Trust be reduced below the Minimum Value of Trust stated on page 2 the Trust may be terminated at that time by the Sponsor, well before the Mandatory Termination Date of the Trust.

EQUITY FOCUS TRUSTS-THEME INVESTING PORTFOLIO
INVESTMENT SUMMARY AS OF APRIL 8, 1997
(CONTINUED)


Foreign Securities and American Depositary Receipts - The Trust may contain Securities of foreign issuers or American Depositary Receipts ("ADRs") for securities that have been issued by non-
United States issuers. These instruments are subject to special considerations in addition to those affecting common stocks of United States issuers. For a discussion of special considerations relating to foreign securities and ADRs, see Description of the Trust
- Risk Factors; Taxes.

Private Placements; Underwriting - None of the Securities in the
Trust consists of privately-placed common stocks. Except as indicated under Portfolio, the Sponsor has not participated as sole underwriter, managing underwriter or member of an underwriting syndicate from which any of the Securities in the Trust were acquired.

Public Offering Price - The Public Offering Price per 1,000 Units is equal to the aggregate value of the underlying Securities and any cash held to purchase Securities, divided by the number of Units outstanding times 1,000, plus a sales charge of 3.00%* of the Public Offering Price; this results in a sales charge of 3.093%* of the net amount invested in underlying Securities. Units are offered at the Public Offering Price plus the net amount per Unit in the Income Account (see Public Sale of Units). The minimum purchase is
$1,000 (or $250 in the case of purchases by Individual Retirement Accounts, Keogh plans, pension funds and other tax-deferred retirement plans). Investors should note that the Public Offering Price of Units varies each business day with the value of the underlying Securities. There is no "par value" for Units.

Income Distributions - Distributions of dividends (net of expenses) and any principal received by the Trust will be automatically reinvested in additional Units of the Trust at no extra charge and each Holder of Units will participate unless the Holder elects to receive distributions of dividends or principal, or both, in cash.

Holders who reinvest their distributions will receive additional Units and will therefore own a greater percentage of the Trust than Holders who receive cash distributions (see Reinvestment Plan). Distribution and Record Days are shown on page 2. As soon as practicable after termination of the Trust (generally after seven days), the Trustee will distribute to each Unitholder his pro rata share of the amount realized on disposition of the Securities remaining in the Trust plus any other assets then in the Trust, less expenses of the Trust. The other assets of the Trust will include any dividends, interest income and net realized capital gains which have not been distributed. The total distribution may be less than the amount paid for Units.

Market for Units - The Sponsor, though not obligated to do so, intends from the commencement of the Trust to maintain a market for Units and continually to offer to purchase Units from Holders desiring to sell them at a price based on the aggregate value of the underlying Securities (see Market for Units). Whenever a market is not maintained, a Holder may be able to dispose of his Units only through redemption (see Redemption).


*This sales charge will be reduced on a graduated scale in the case of quantity purchases. See Public Sale of Units - Public Offering Price.

EQUITY FOCUS TRUSTS: THEME INVESTING PORTFOLIO


OUR PORTFOLIO THEME:

A trend observed among some companies recommended by Smith
Barney's research analysts has suggested a timely theme for today's stock market . . . . that is, to invest in highly rated companies with disciplined programs to purchase shares of their own common stock.

The Equity Focus Trusts are a series of unit investment trusts, designed to capitalize on an industry trend or research investing theme identified by Smith Barney's research analysts. The process to select these portfolios draws from our extensive resources in equity research, through an analysis of each company and its industry group. Also considered is the potential for the holdings to perform, given our outlook for the economic and market environment.


An Investing Theme for Today's Stock Market:

Smith Barney's Investment Policy Committee has observed a common trend among some of the companies recommended by our research analysts. Many are industry leaders, yet this trend is not based upon an industry group in common. In fact, the companies represent a broad spectrum of industry sectors-from banking to pharmaceuticals to equipment manufacturing.

What they do have in common is surplus cash flow derived from their business operations or a strong equity capital base. Yet it is not these factors alone that define our investing theme. The common link of our Theme Investing Portfolio ("TIP") selections is a company's use of this cash or capital capacity:


Theme Investing Portfolio

The companies in the Theme Investing Portfolio are using free cash flow or their equity capital base to purchase significant amounts of their own common stock.

Why Do Companies Invest in Their Own Common Stock?

A disciplined share repurchase program can suggest that a company considers its stock to be a good investment, and can imply management confidence in the company's prospects for the future. Moreover, share buybacks reduce the number of a company's common stock outstanding. When combined with growth in net income, a reduction in the number of shares outstanding can enhance a company's earnings per share. In this way, share repurchase programs can add value to a company's stock.

How We Selected the Portfolio (in April 1996)

First: Our analysts screened the 1,400+ companies we follow to identify those recommendations ranked "1" on Smith Barney's investment ranking system, as outlined under Portfolio.

Second:Then, we identified companies that have implemented programs to repurchase shares of their own common stock.

Our selections for "TIP" are limited to companies whose shares purchased to date, plus those authorized for future purchase, are projected to total more than 5% of common shares outstanding.

The Theme Investing Series:
How to Invest

Through this Series, you can take a "portfolio approach" and invest in 29 companies with one easy purchase. This fixed portfolio will be held in a unit investment trust with a three-year life. The primary investment objective is capital appreciation; however, some of the companies also pay attractive dividends.

Risk Factors:

The Trust is designed for investors who can assume the risks associated with equity investments and is not appropriate for investors requiring conservation of capital or high current income. Unit prices will fluctuate with the value of the underlying stock, and there is no assurance that the price will appreciate, or not depreciate, over the term of the Trust. Because of the Trust's sales charges and expenses, unequal weightings of stocks, brokerage costs and other factors, Trust investors may not achieve the aggregate price performance of equal amounts of the underlying stocks. Moreover, the Trust's concentration in the stocks of financial institutions could involve certain risks.

Consider the advantages:   The Trust offers a unique
package for purchasing a broad spectrum of Smith
Barney's stock recommendations, that may help you achieve your investment goals. Call your Financial
Consultant, who can answer your questions.
Theme Investing Portfolio
Key Features at a Glance

Professional Selection & Supervision

The holdings of the portfolio were identified by Smith
Barney Equity Research Division, comprised of 98 analysts who follow 95 industries or stock areas of the market.

A Convenient and Cost Effective Package

You can invest for as little as $1,000 or $250 in an Individual Retirement Account or another tax-deferred retirement plan. Dividends are automatically reinvested, or you can receive distributions in a convenient annual check.

Liquidity

Your units can be sold at any time, with no charge or penalty. Prices will reflect net asset value on the date of sale, which may be more or less than your cost.

INDEPENDENT AUDITORS' REPORT
To the Unit Holders, Sponsor and Trustee of
Smith Barney Unit Trusts, Equity Focus Trusts
Theme Investing Portfolio:

We have audited the accompanying balance sheet of Smith Barney
Unit Trusts, Equity Focus Trusts Theme Investing Portfolio including the portfolio of securities, as of February 28, 1997, and the related statements of operations and changes in net assets and the supplemental per-unit data for the period April 9, 1996 (date of deposit) to February 28, 1997. These financial statements and per-unit data are the responsibility of the Trustee (see Note 6). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith Barney Unit Trusts, Equity Focus Trusts Bank & Thrift Series: as of
September 30, 1996, and the results of its operations and changes in its net assets and the supplemental per-unit data for the period April 9, 1996 (date of deposit) to February 28, 1997, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP
New York, New York
April 7, 1997

TABLE

SMITH BARNEY UNIT TRUSTS,
EQUITY FOCUS TRUST
THEME INVESTING PORTFOLIO

Statement of Assets and Liabilities

February 28, 1997


Assets:
Investments in securities, at value (cost $23,216,414)
  (see accopanying schedule of portfolio investments)$28,377,314
Dividends receivable81,092
Organizational costs       102,641

Total assets28,561,047

Liabilities:
Accrued fees and expenses91,621
Cash overdraft     40,849

Total liabilities    132,470

Net assets at February 28, 1997 equivalent to $1,153.94 per 1,000 units on 24,636,000 units of fractional undivided interest
  outstanding$28,428,577

Net assets consist of:
Cost of 26,640,000 units at date of deposit25,064,867
Sales charge      40,189
25,024,678

Accumulated cost of equity securities sold(1,808,264)
Net unrealized appreciation5,160,900
Distributions in excess of net investment income 39,292
Undistributed proceeds for equity securities sold      11,971

Net assets$28,428,577







See accompanying notes to financial statements.

SMITH BARNEY UNIT TRUSTS,
EQUITY FOCUS TRUST
THEME INVESTING PORTFOLIO


Statement of Operations


Period from April 9, 1996 (Date of Deposit) to February 28, 1997


Income:
Dividend income$    452,057

Total income452,057

Total expenses (note 3)     47,650

Investment income - net    404,407

Realized and unrealized gain on investments:
Net realized gain 38,134
Increase (decrease) in unrealized appreciation of investments - net5,160,900

Net gain on investments5,199,034

Net increase in net assets resulting
  from operations$5,603,441





See accompanying notes to financial statements.

SMITH BARNEY UNIT TRUSTS,
EQUITY FOCUS TRUST
THEME INVESTING PORTFOLIO


Statement of Changes in Net Assets

Period from April 9, 1996 (Date of Deposit) to February 28, 1997


Operations:
Investment income - net$404,407
Net realized gain 38,134
Increase in unrealized appreciation of
  investments - net   5,160,900
Net increase in net assets resulting
  from operations   5,603,441

Initial deposits:
Principal24,060,215
Income  24,060,215

Distributions to Unitholders (note 2):
Investment income - net     360,068

Total distributions     360,068

Redemptions of units (note 2):
Principal  1,834,427
Investment income - net              5,047

Total redemptions   1,839,474

Increase in net assets  27,464,114

Net assets:
Beginning of period       964,463

End of period$28,428,577

Other information:
Distribution in excess of net investment income, end of period$39,292

Units redeemed2,004,000 units






See accompanying notes to financial statements.


PORTFOLIO OF SMITH BARNEY INC. UNIT
TRUSTS,
EQUITY FOCUS TRUSTS - THEME
INVESTING PORTFOLIO
AS OF FEBRUARY 28, 1997


StockNumberMarket
SecuritiesSymbolof Shares(1)Value

1.Ahmanson (HF) & Co.#AHM22,005$  904,955.62
2.AK Steel HoldingAKS24,450880,200.00
3.Aluminum Company of AmericaAA14,6701,045,237.50
4.Amgen, Inc.*AMGN17,1151,046,154.37
5.BankAmerica Corp.#BAC7,335834,356.25
6.Bank of BostonBKB9,780737,167.50
7.Caterpillar Inc.CAT14,6701,149,761.25
8.Chase Manhattan Corp.#CMB7,335734,416.87
9.Chrysler Corporation#C34,2301,159,541.25
10.Cytec IndustriesCYT36,6751,453,246.88
11.Dresser IndustriesDI31,785965,469.38
12.Eastman KodakEK14,6701,314,798.75
13.EMC Corp.#EMC44,0101,584,360.00
14.General ElectricGE12,2251,257,646.87
15.General Re Corp.GRN3,674623,202.25
16.IBM Corporation#IBM7,3351,054,406.25
17.McDonald's Corp.MCD19,560845,970.00
18.Merck & Co.MRK17,1151,574,580.00
19.Mesa Air Group*#MESA85,575545,540.63
20.Morgan Stanley Group#MS12,225771,703.13
21.Morton InternationalMII26,8951,109,418.75
22.National City Corp.#NCC14,670740,835.00
23.Nationsbank#NB14,670878,366.25
24.PartnerRe Ltd.#PTREF17,115564,795.00
25.Phelps DodgePD14,6701,048,905.00
26.Philip Morris Cos.MO9,7801,321,522.50
27.St. Paul Cos.SPC9,780660,150.00
28.Transamerica Corp.TA7,335642,729.38
29.WMX TechnologiesWMX   29,340     927,877.50

TOTALS580,694$28,377,314.13




(1)Per 1,000,000 Units.
(2)Valuation of Securities by the Trustee is based, for Securities quoted on a national securities exchange or Nasdaq National
Market, or a foreign securities exchange, on the closing sale prices, or if no price exists, at the mean between the closing bid and offer prices, or for Securities not so quoted, at the mean between bid and offer prices on the over-the-counter market.  See
Redemption--Computation of Redemption Price Per Unit.
__________________

*Smith Barney usually maintains a market in the securities of this company.
#Within the last three years, Smith Barney or one of its affiliates was the manager (co-manager) of a public offering of the securities of this company or an affiliate.


DESCRIPTION OF THE TRUST

Structure and Offering

This Series of Equity Focus Trusts (the "Trust") is a "unit investment trust" created under New York law by a Trust Indenture
(the "Indenture")* between the Sponsor and the Trustee. On the date of this Prospectus, each unit of the Trust (a "Unit") represented a fractional undivided interest in the securities listed under Portfolio (the "Securities") set forth under Investment
Summary. Additional Units of the Trust will be issued in the amount required to satisfy purchase orders by depositing in the Trust cash (or a bank letter of credit in lieu of cash) with instructions to purchase Securities, contracts to purchase Securities together with irrevocable letters of credit, or additional Securities. On each settlement date (estimated to be three business days after the applicable date on which Securities were deposited in the Trust), the Units will be released for delivery to investors and the deposited Securities will be delivered to the Trustee. As additional Units are issued by the Trust as a result of the deposit of cash (or a letter of credit in lieu of cash) with instructions to purchase additional Securities, the aggregate value of the Securities in the Trust will be increased and the fractional undivided interest in the Trust represented by each Unit will be decreased. There is no limit on the time period during which the Sponsor may continue to make additional deposits of Securities into the Trust.

Additional deposits of cash or Securities in connection with the issuance and sale of additional Units will maintain to the extent practicable the original proportionate relationship among the number of shares of and other interests representing each Security. The proportionate relationship among the Securities in the Trust will be adjusted to reflect the occurrence of a stock dividend, a stock split or a similar event which affects the capital structure of the issuer of a Security in the Trust but which does not affect the Trust's percentage ownership of the common stock equity of such issuer at the time of such event. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in prices, brokerage commissions or unavailability of Securities. Replacement Securities may be acquired under specified conditions when Securities originally deposited are unavailable (see Administration of the Trust -Trust Supervision). Units may be continuously offered to the public by means of this Prospectus (see Public Sale of Units -
Public Distribution) resulting in a potential increase in the number of Units outstanding.

The Public Offering Price of Units prior to the Evaluation Time specified on page 2 on any day will be based on the aggregate value of the Securities in the Trust on that day at the Evaluation Time, plus a sales charge. The Public Offering Price will thus vary in the future from that specified on page 2 of this Prospectus. See Public Sale of
 Units - Public Offering Price for a complete description of the pricing of Units.

Units will be sold to investors at the Public Offering Price next computed after receipt of the investor's order to purchase Units.
The Sponsor reserves the right to accept or reject any purchase order in whole or in part.

The Sponsor will execute orders to purchase in the order it determines, in good faith, that they are received, except it is expected that indications of interest received prior to the effectiveness of the registration of the Trust which become orders upon effectiveness will be accepted according to the order in which the indications of interest were received. The Sponsor may accept or reject any purchase order in whole or in part.

The holders ("Holders") of Units will have the right to have their Units redeemed for the Securities underlying the Units (see Redemption). If any Units are redeemed, the aggregate value of Securities in the Trust will be reduced and the fractional undivided interest in the Trust represented by each remaining Unit will be increased. Units will remain outstanding until redeemed upon request to the Trustee by any Holder (which may include the Sponsor), or termination of the Indenture (see Administration of the Trust - Amendment and Termination).


The Portfolio

Smith Barney's Equity Focus Trusts are each based on a specific research investing theme or industry trend identified by Smith Barney Equity Research analysts, based on an analysis of each company and the industry group as a whole. The Securities in the Portfolio were identified by Smith Barney's Equity Research Division, which is staffed by 98 investment

*To the extent references in this Prospectus are to articles and sections of the Indenture, which is incorporated by reference into this Prospectus, the statements made herein are qualified in their entirety by such reference. analysts, who currently follow equities issued by more than 1,400 companies (both domestic and foreign) in 95 industry groups or stock areas of the market. The Securities included in the Portfolio were issued by companies selected by the Sponsor as having authorized programs to repurchase at least 5% of the outstanding shares of their own common stock or as likely to expand their existing programs to buy back shares in the future. Smith Barney's research analysts believe that the presence of a disciplined share buyback program could suggest a timely theme for equity investment. These programs suggest management confidence in a company's prospects. In reducing the number of shares outstanding, when combined with growth in net income, a strong buyback program can enhance earnings per share and add value to the stock. With Smith Barney's top investment ranking, the selections are limited to companies believed to be well-managed with prospects for capital appreciation. All of the equity securities held by the Trust are rated by Smith Barney's Equity Research Division in the highest investment ranking category. These investment rankings normally pertain to an outlook for a 12-18 month period. However, if as Smith Barney analysts forecast, the companies in the portfolio continue their share buyback programs, Smith Barney research believes these companies have attractive potential for capital appreciation over the life of the Trust. There is, of course, no assurance that any of the Securities in the Trust will appreciate in value, and indeed any or all of the Securities may depreciate in value at any time in the future. See Description of the Trust - Risk
Factors. According to Ibbotson Associates, during the period 1926 through 1995, the total annual return on small company stocks averaged 12.5% and on large company stocks averaged 10.5%, as contrasted to 5.2% for long-term corporate and government bonds and 5.3% for intermediate-term government bonds, and 3.7% for inflation. Of course, past performance is no guarantee of future results, and results for short-term periods have varied considerably.
In addition, the investment return offered by stocks will vary, while government bonds, if held to maturity, offer both a fixed rate of return and return of principal, backed by the full faith and credit of the U.S. government.

The results of ownership of Units will differ from the results of ownership of the underlying Securities of the Trust for various reasons, including sales charges and expenses of the Trust, because the Portfolio may not be fully invested at all times, the stocks are normally purchased or sold at prices different from the closing price used to determine the Trust's net asset value, and not all stocks may be weighted in the initial proportions at all times. Additionally, results of ownership to different Holders will vary depending on the net asset value of the underlying Securities on the days Holders bought and sold their Units. Of course, any purchaser of securities, including Units, will have to pay sales charges or commissions, which will reduce his total return.

Advertising and sales literature for the Trust may include excerpts from the Sponsor's research reports on one or more of the stocks in the Trust, including a brief description of its businesses and market sector, and the basis on which the stock was selected.

All of the domestic Securities are publicly traded either on a stock exchange or in the over-the-counter market. Most of the contracts to purchase Securities deposited initially in the Trust are expected to settle in three business days, in the ordinary manner for such Securities. Any foreign Securities are publicly traded on a variety of foreign stock exchanges. Settlement of contracts for foreign Securities varies by country and may take place prior to the settlement of purchase of Units on the Initial Date of Deposit.

The Trust consists of such Securities as may continue to be held from time to time in the Trust and any additional and replacement Securities and any money market instruments acquired and held by the Trust pursuant to the provisions of the Indenture (including the provisions with respect to the deposit into the Trust of Securities in connection with the sale of additional Units to the public) together with undistributed income therefrom and undistributed and uninvested cash realized from the disposition of Securities (see Administration of the Trust - Accounts and Distributions; - Trust Supervision). The Indenture authorizes, but does not require, the Trustee to invest the net proceeds of the sale of any Securities in eligible money market instruments to the extent that the proceeds are not required for the redemption of Units. Any money market instruments acquired by the Trust must be held until maturity and must mature no later than the next Distribution Day and the proceeds distributed to Holders at that time. If sufficient Securities are not available at what the Sponsor considers a reasonable price, excess cash received on the creation of Units may be held in an interest-bearing account with the Trustee until that cash can be invested in Securities. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities. However, should any contract deposited hereunder (or to be deposited in connection with the sale of additional Units) fail, the Sponsor shall, on or before the next following Distribution Day, cause to be refunded the attributable sales charge, plus the attributable Cost of Securities to Trust listed under Portfolio, unless substantially all of the monies held in the Trust to cover the purchase are reinvested in replacement Securities in accordance with the Indenture (see Administration of the Trust - Portfolio Supervision).

Because certain of the Securities from time to time may be sold, or their percentage may be reduced under certain extraordinary circumstances described below, or because Securities may be distributed in redemption of Units, no assurance can be given that the Trust will retain for any length of time its present size (see Redemption; Administration of the
 Trust - Amendment and Termination). For Holders who do not redeem their Units, investments in Units of the Trust will be liquidated on the fixed date specified under Investment Summary - Mandatory Termination of Trust, and may be liquidated sooner if the net asset value of the Trust falls below that specified under Investment Summary - Minimum Value of Trust (see Risk Factors).



Income

There is no assurance that any dividends will be declared or paid in the future on the Securities.

Record and Distribution Days are set forth under Investment
Summary. Income Distributions, if any, will be automatically reinvested in additional Units of the Trust at no extra charge unless a Holder elects to receive his distributions in cash (see
Reinvestment Plan).


RISK FACTORS

An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the common stock market may worsen and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Trust is not appropriate for investors requiring conservation of capital or high current income.

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors or holders of debt obligations or preferred stocks of such issuers. Shareholders of common stocks of the type held by the Trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preference stocks have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but generally do not participate in other amounts available for distribution by the issuing corporation. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks. Moreover, common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks are subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Securities in the Portfolio may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit.


Since the Securities are all common stocks, and the income stream produced by dividend payments thereon is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If dividends are insufficient to cover expenses, it is likely that Securities will have to be sold to meet Trust expenses. See Expenses and Charges -
Payment of Expenses. Any such sales may result in capital gains or losses to Holders. See Description of the Trust - Taxes.

Holders will be unable to dispose of any of the Securities in the Portfolio, as such, and will not be able to vote the Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in the Trust and will vote in accordance with the instructions of the Sponsor. Holders will, however, be able upon request to receive an "in kind" distribution of the Securities evidenced by their Units if they tender a minimum of 250,000
Units (see Redemption).

Investors should be aware that the Trust is not a "managed" trust and, as a result, the adverse financial condition of a company will not result in the elimination of its securities from the portfolio of the Trust (the "Portfolio") except under extraordinary circumstances (see Administration of the Trust - Trust Supervision).

Investors should note that in connection with the issuance of additional Units during the Public Offering Period set forth in the Investment Summary, the Sponsor may deposit cash (or a letter of credit in lieu of cash) with instructions to purchase Securities, additional Securities or contracts to purchase Securities, in each instance maintaining the original percentage relationship, subject to adjustment under certain circumstances, among the number of shares of each Security in the Trust. To the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security at the time the cash is used to purchase the Security, Units may represent less or more of that Security and more or less of the other Securities in the Trust. In addition, brokerage fees (if any) incurred in purchasing Securities with cash deposited with instructions to purchase the Securities will be an expense of the Trust. Price fluctuations between the time of deposit and the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Holder's Units and the Income per Unit received by the Trust.

The Trust may be terminated at any time and all outstanding Units liquidated if the net asset value of the Trust falls below $5,000,000. Investors should note that if the net asset value of the Trust should fall below the applicable minimum value, the Sponsor may then in its sole discretion terminate the Trust before the Mandatory Termination Date specified under Investment Summary.

Banks and Other Financial Institutions. The Trust may be considered to be concentrated in Securities of banks and other financial institutions, including insurance companies and, as a result, the value of the Units of the Trust may be susceptible to the risk of such concentration and to factors affecting this industry ("Banking Industry"). While the factors affecting this industry are varied and complex, the risks of investment in the industry outlined below should be noted.

The activities of U.S. banks and thrifts, and their holding companies, are subject to comprehensive federal and state regulation, which regulation is expected to continue to change over the life of the Trust. The enactment of any new legislation or regulations, or any change in interpretation or enforcement of existing laws or regulations, may affect the profitability of participants in the Banking Industry.

Significant developments in the 1980s included: dramatic increases in unregulated interest rates, followed by the deregulation of deposit interest rates, widespread insolvencies in the thrift industry, the relaxation of thrift financial reporting requirements, and expansion of the permissible activities of thrifts; regional bank holding company expansion; the subsequent tightening of regulations when the thrifts did not recover; extensive downgrades of banks and bank holding companies due primarily to deterioration in asset quality and the attendant impact on earnings and capital;
and finally the enactment of significant federal legislation to strengthen regulation of banks, savings banks and thrifts, to recapitalize the insolvent Savings Association Insurance Fund
(SAIF, formerly, the Federal Savings and Loan Insurance
Corporation) and the weakened Bank Insurance Fund (BIF, formerly the Permanent Insurance Fund of the Federal Deposit
Insurance Corporation) and to restructure the Banking Industry.
This legislation resulted in the seizure of many failed thrifts (and a significant shrinkage of the thrift industry in the early 1990s). Simultaneously, annual failures of federally insured banks peaked, according to the Federal Deposit Insurance Corporation, at 168 in 1990 (the total assets of such failed banks peaked in 1991 at $64.3 billion). Additional federal legislation in 1991 mandated early and aggressive regulatory intervention for problem institutions and tightened the regulation of foreign banks. Thereafter the number of insured bank failures diminished to a 1995 total of 6 (with total assets of less than $0.9 billion), the lowest level in 14 years and a very low number for the period following the deregulation of interest rates. It is impossible to predict whether, or if so when and how severely, this trend will reverse.

The Banking Industry is particularly susceptible to certain economic factors, such as interest rate changes, economic conditions both nationally and in particular regions or industries serviced by these institutions, adverse developments in markets in which particular banks or thrifts have concentrations of exposure, or volatility in political conditions, or the fiscal or monetary policies of governmental entities.

The operations of banks and other financial institutions are highly interest rate sensitive. Loose or tight credit policies (potentially leading to inflationary or deflationary economies, respectively) imposed by the Federal Reserve could adversely affect the industry. Investors should note that monetary policies of the Federal Reserve are subject to significant fluctuations. Banks may be at disproportionately high risk in a protracted recession.

Certain financial institutions the securities of which may be included in the Portfolio may have loan portfolios concentrated in highly leveraged transactions, real estate loans, agricultural loans, or loans to less developed countries, which transactions and loans bank regulators consider risky.

Some large banks have developed substantial off-balance sheet positions that may significantly affect earnings. For example, some banks create, market and act as the counterparty to derivative contracts that enable other banks (which also may be included in the Portfolio) and corporate customers to isolate and manage various forms of financial risk, e.g., interest-rate risk through swap contracts. Although regulators address such exposures through various capital, reporting, disclosure and internal risk-control requirements, in an electronic banking environment these risk controls can fail and result in substantial losses that are incurred too quickly for effective remedy short of receivership.

Federal regulators require banks and thrifts to maintain minimum capital requirements. To the extent additional equity is issued to meet those requirements, outstanding equity holdings will be diluted. No assurance can be given that any bank or other financial institution will maintain access to the public credit markets on affordable terms to meet its capital or short term cash needs. The Trust may invest in banks and thrifts that are not members of the Federal Reserve System or whose deposits are not insured by the FDIC. Units of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not insured by the FDIC, the Federal Reserve Board or any other governmental agency.

Banks and other financial institutions are subject to substantial competition from other financial service institutions for deposits, nondeposit funding, corporate customers and retail customers. The latter competitors, which are subject to less government regulation than banks and thrifts, provide a broad range of financial products, and include foreign banks, insurance companies, brokerage and securities firms, mutual funds, investment banks and diversified financial service companies. As a result of such competition worldwide, depository flows have become highly liquid, and subject to dramatic shifts among different forms of financial instruments.

Congress has been considering legislation that would equalize the deposit insurance assessments to support the BIF and SAIF, which have become widely disparate recently to the competitive disadvantage on SAIF-insured entities. Such legislation might eventually lead to a merger of the two funds. No assurance can be given as to what form such legislation would take, if enacted, or what effects any new legislation or regulation would have on the Banking Industry.

To the extent banks and thrifts are unable to pass deposit insurance premiums on to customers because of competitive pressures (e.g., from money market mutual funds), such premiums must be absorbed. Any premium increase may lead to insolvency of some problem banks and thrifts. No assurance can be given that statutory provisions for insuring all deposits up to $100,000 (which may apply to multiple accounts held by the same depositor in certain different rights and capacities, including through pension plans and similar entities) will not be further restricted. Such restrictions could adversely affect depositor confidence generally, which could lead to deposit runs. Investors should note that deposit insurance does not cover equity issued by banks and thrifts and therefore is no guarantee of the market value of the Securities in the Portfolio.

A substantial consolidation is underway in the banking industry. Congress has enacted legislation permitting nationwide bank holding company expansion starting in 1995 and nationwide bank branching starting in 1997, and federal thrifts have been free to branch nationwide since 1992. Banks and thrifts that seek economies of scale and risk diversification through geographic growth may encounter increased risks from increased costs and breakdown of internal controls. The Sponsor is unable to predict the impact or the likelihood of any consolidation with respect to the particular Securities in the Portfolio.

Congress has been considering legislation to repeal the Glass-Steagall Act and replace it with legislation under which bank holding companies could significantly expand their securities activities. If enacted, such laws could lead to more failures as a result of increased competition and risk, and could come at the cost of new limitations on the insurance activities of banks, which might deprive them of earning opportunities. Failure to enact such legislation, on the other hand, may lead to declining earnings and an inability to compete with unregulated financial institutions, while permitting expansion into the insurance business with its attendant risks.

Insurance Companies.   Insurance companies are subject to
regulation and supervision in the jurisdictions in which they do business under statutes which delegate regulatory, supervisory and administrative powers to state insurance commissioners. This regulation, supervision and administration relate, among other things, to: the standards of solvency which must be met and maintained; the licensing of insurers and their agents; the nature of and limitations on investments; deposits of securities for the benefit of policyholders; approval of policy forms and premium rates;
periodic examinations of the affairs of insurance companies; annual and other reports required to be filed on the financial condition of insurers or for other purposes; and requirements regarding reserves for unearned premiums, losses and other matters. Regulatory agencies require that premium rates not be excessive, inadequate or unfairly discriminatory. Insurance regulation in many states also includes "assigned risk" plans, reinsurance facilities, and joint underwriting associations, under which all insurers writing particular lines of insurance within the jurisdiction must accept, for one or more of those lines, risks that are otherwise uninsurable. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors.

Although the Federal government does not regulate the business of insurance, Federal initiatives can significantly impact the insurance business. Current and proposed Federal measures which may significantly affect the insurance business include pension regulation (ERISA), controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, personal privacy protection, tax law changes affecting life insurance companies or the relative desirability of various personal investment vehicles and repeal of the current antitrust exemption for the insurance business. (If this exemption is eliminated, it will substantially affect the way premium rates are set by all property-liability insurers.) In addition, the Federal government operates in some cases as a co-insurer with the private sector insurance companies.

Insurance companies are also affected by a variety of state and Federal regulatory measures and judicial decisions that define and extend the risks and benefits for which insurance is sought and provided. These include judicial redefinitions of risk exposure in areas such as products liability and state and Federal extension and protection of employee benefits, including pension, workers' compensation, and disability benefits. These developments may result in short-term adverse effects on the profitability of various lines of insurance. Longer-term adverse effects can often be minimized through prompt repricing of coverages and revision of policy terms. In some instances these developments may create new opportunities for business growth. All insurance companies write policies and set premiums based on actuarial assumptions about mortality, injury, the occurrence of accidents and other insured events. These assumptions, while well supported by past experience, necessarily do not take account of future events. The occurrence in the future of unforeseen circumstances could affect the financial condition of one or more insurance companies. The insurance business is highly competitive and with the deregulation of financial service businesses, it should become more competitive. In addition, insurance companies may expand into non-traditional lines of business which may involve different types of risks.

Foreign Securities.   The Trust may hold Securities of non-U.S.
issuers or through ADRs. There are certain risks involved in investing in securities of foreign companies, which are in addition to the usual risks inherent in United States investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Trust, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Since the Trust may invest in securities quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may adversely affect the value of foreign securities in the Portfolio and the net asset value of Units of the Trust. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency to United States dollars, the payment of fixed brokerage commissions on certain foreign exchanges, which generally are higher than commissions on domestic exchanges, and expenses relating to foreign custody.

In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, the Sponsor anticipates that adequate information will be available to allow the Sponsor to supervise the Portfolio as set forth in Administration of the Trust - Portfolio Supervision.

On the basis of the best information available to the Sponsor at the present time none of the Securities is subject to exchange control restrictions under existing law which would materially interfere with payment to the Trust of dividends due on, or proceeds from sale of, the Securities either because the particular jurisdictions have not adopted any currency regulations of this type or because the issues qualify for an exemption, or the Trust, as an extraterritorial investor, has qualified its purchase of the Securities as exempt by following applicable "validation" or similar regulatory or exemptive procedures. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to the Trust.

In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Portfolio and on the ability of the Trust to satisfy its obligation to redeem Units tendered to the Trustee for redemption (see Redemption).

Exchange Rate Fluctuation.   In recent years, foreign exchange
rates have fluctuated sharply. Income from foreign equity securities held by the Trust, including those underlying any ADRs held by the Trust, would be payable in the currency of the country of their issuance. However, the Trust will compute its income in United
States dollars, and the computation of income will be made on the date of its receipt by the Trust at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currency falls relative to the United States dollar between receipt of the income and the making of Trust distributions, the risk of such decline will be borne by Holders. In addition, the cost of converting such foreign currency to United States dollars would also reduce the return to the Holder.

American Depositary Shares and Receipts.   American Depositary
Shares ("ADSs"), and receipts therefor ("ADRs"), are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted.
Generally, ADSs and ADRs are designed for use in the United
States securities markets. For purposes of this Prospectus, the term ADR generally includes ADSs.

TAXES

Taxation of the Trust

The Trust intends to qualify for and elect the special tax treatment applicable to "regulated investment companies" under Section 851-
855 of the Internal Revenue Code of 1986, as amended (the
"Code"). Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. If the Trust qualifies as a "regulated investment company" and distributes to Holders 90% or more of its taxable income without regard to its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on any portion of its taxable income (including any net capital gain) distributed to Holders in a timely manner. In addition, the Trust will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies" to the extent it distributes to Holders in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Trust will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Trust's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Trust's taxable income (including any net capital gain) for a taxable year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by Holders during the calendar year.


Distributions

Distribution to Holders of the Trust's dividend income and net short-term capital gain in any year will be taxable as ordinary income to Holders to the extent of the Trust's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the Holder's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Trust's dividend income and net short-term capital gain will be taxable as ordinary income to Holders.

Distribution of the Trust's net capital gain (designated as capital gain dividends by the Trust) will be taxable to Holders as long-term capital gain, regardless of the length of time the Units have been held by a Holder. A Holder will recognize a taxable gain or loss if the Holder sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be a capital gain or loss, except in the case of a dealer in securities. Capital gains are currently taxed at the same rate as ordinary income, however, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that a Holder has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the Holder by the Trust. The deduction of capital losses is subject to limitations.

A distribution of Securities to a Holder upon redemption of his Units will be a taxable event to such Holder, and that Holder will recognize taxable gain or loss (equal to the difference between such Holder's tax basis in his Units and the fair market value of Securities received in redemption), which will be capital gain or loss upon such distribution, except in the case of a dealer in securities. Holders should consult their own tax advisers in this regard.

Distributions that are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by the Trust and are attributable to dividends received by the Trust from domestic issuers with respect to whose Securities the Trust satisfies the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as "S" corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax). The dividends-received deduction generally is currently 70%. However, Congress from time to time considers proposals that would adversely affect the after-tax return to investors who can take advantage of the deduction. For example, on December 7, 1995, the Clinton Administration proposed reducing the dividends received deduction to 50% for dividends paid or accrued after January 31, 1996. Holders are urged to consult their own tax advisers.
Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate Holder's circumstances (including whether it has a 45-day holding period for its Units and whether its Units are debt financed), these limitations may be applicable to dividends received by a Holder from the Trust which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, Holders should consult their own tax advisers in this regard. A corporate Holder should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's "adjusted current earnings" for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

Holders will be taxed in the manner described above regardless of whether distributions from the Trust are actually received by the Holder or are reinvested pursuant to the Reinvestment Plan.

The Federal tax status of each year's distributions will be reported to Holders and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Trust and to the tax treatment of distributions by the Trust to U.S. Holders. Holders that are not United States citizens or residents should be aware that distributions from the Trust will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Trust is appropriate. Distributions may also be subject to state and local taxation and Holders should consult their own tax advisers in this regard.


Retirement Plans

This Trust may be well suited for purchase by Individual
Retirement Accounts ("IRAs"), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms, including the Sponsor of this Trust, and other financial institutions. Fees and charges with respect to such plans may vary.

Retirement Plans for the Self-Employed - Keogh Plans.   Units of
the Trust may be purchased by retirement plans established pursuant to the Self-Employed Individuals Tax Retirement Act of
1962 ("Keogh plans") for self-employed individuals, partnerships or unincorporated companies. Qualified individuals may generally make annual tax-deductible contributions up to the lesser of 20% of annual compensation or $30,000 in a Keogh plan. The assets of the plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Generally there are penalties for premature distributions from a plan before attainment of age 591/2, except in the case of a participant's death or disability and certain other limited circumstances. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 if a spousal account is also established).

Individual Retirement Account - IRA.   Any individual (including
one covered by a qualified private or government retirement plan) can establish an IRA or make use of a qualified IRA arrangement set up by an employer or union for the purchase of Units of the Fund. Any individual can make a contribution to an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). A married individual filing a separate return will not be entitled to any deduction if the individual is covered by an employer-maintained retirement plan without regard to whether the individual's spouse is an active participant in an employer retirement plan. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. It should be noted that certain transactions which are prohibited under Section 408 of the Code will cause all or a position of the amount in an IRA to be deemed to be distributed and subject to tax at that time. A participant's entire interest in an IRA must be, or commence to be, distributed to the participant not later than the April 1 following the taxable year during which the participant attains age 701/2. Taxable distributions made before attainment of age 591/2, except in the case of a participant's death or disability, or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

Corporate Pension and Profit-Sharing Plans.   A pension or profit-
sharing plan established for employees of a corporation may purchase Units of the Trusts.

PUBLIC SALE OF UNITS

Public Offering Price

The Public Offering Price of the Units is computed by adding to the aggregate value of the Securities in the Trust (as determined by the Trustee) and any cash held to purchase Securities, divided by the number of Units outstanding, a sales charge of 3.093% thereof. This sales charge is equal to a gross underwriting profit of 3.00% of the Public Offering Price and is subject to change by the Sponsor at any time. This sales charge will be reduced to 2.00% on April 15, 1998. For most investors the commissions to purchase and sell the stocks directly would exceed the Trust's 3.00% sales charge and expenses. The Public Offering Price will vary in accordance with fluctuations in the aggregate value of the underlying Securities. Units will be sold to investors at the Public Offering Price next determined after receipt of the investor's purchase order. A proportionate share of the amount in the Income Account (described under Administration of the Trust - Accounts and Distributions) on the date of delivery of the Units to the purchaser is added to the Public Offering Price.

The sales charge applicable to quantity purchases is reduced on a graduated scale for sales to any purchaser of at least 50,000 Units. Sales charges are as follows:


Number of Units
Percent of
Offering
Price
Percent of
Net Amount
Invested   Dealer
Concession
as Percent of
Offering Price
Fewer than 50,0003.0003.0932.25
50,000 but less than 100,0002.6252.6961.97
100,000 but less than 250,0002.2502.3021.69
250,000 but less than 500,0001.8751.9111.41
500,000 but less than 1,000,000 1.5001.5231.13
1,000,000 or more1.1251.138.84

The above graduated sales charges will apply to all purchases on any one day by the same purchaser of Units in the amounts stated. Purchases of Units will not be aggregated with purchases of units of any other series of Equity Focus Trusts. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

Valuation of Securities by the Trustee is made as of the close of business on the New York Stock Exchange on each business day. Securities quoted on a national stock exchange or Nasdaq National Market are valued at the closing sales price, or, if no closing sales price exists, at the mean between the closing bid and offer prices. Securities not so quoted are valued at the mean between bid and offer prices.

Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units pursuant to employee benefit plans, at a price equal to the aggregate value of the Securities in the Trust divided by the number of Units outstanding plus a reduced sales charge of .5%. Sales to these plans involve less selling effort and expense than sales to employee groups of other companies.


Public Distribution

Units will be distributed to the public at the Public Offering Price through the Sponsor, as sole underwriter of the Trust, and may also be distributed through dealers.

The Sponsor intends to qualify Units for sale in all states of the United States where qualification is deemed necessary through the Sponsor and dealers who are members of the National Association of Securities Dealers, Inc. Sales to dealers, if any, will initially be made at prices which represent a concession from the Public
Offering Price per Unit to be established at the time of sale by the Sponsor.

Underwriter's and Sponsor's Profits

The Sponsor, as sole underwriter, receives a gross underwriting commission equal to the sales charge of 4.00% of the Public
Offering Price (subject to reduction on a graduated scale basis in the case of volume purchases).

On the Initial Date of Deposit, the Sponsor also realized a profit or loss on deposit of the Securities into the Trust in the amount set forth under Investment Summary, which equals the difference between the cost of the Securities to the Trust (which is based on the aggregate value of the Securities on the Initial Date of Deposit) and the purchase price of such Securities to the Sponsor. On each subsequent deposit of Securities with respect to the sale of additional Units to the public, the Sponsor similarly may realize a profit or loss. The Sponsor also may realize profits or sustain losses as a result of fluctuations after the Initial Date of Deposit in the aggregate value of the Securities and hence of the Public Offering Price received by the Sponsor for Units. Cash, if any, made available by buyers of Units to the Sponsor prior to the settlement dates for purchase of Units may be used in the Sponsor's business and may be of benefit to the Sponsor.

The Sponsor also receives an annual fee at the maximum rate of $.25 per 1,000 Units for the administrative and other services which it provides during the life of the Trust (see Expenses and Charges - Fees). The Sponsor has not participated as sole underwriter or manager or member of any underwriting syndicate from which any of the Securities in the Portfolio on the Initial Date of Deposit were acquired, except as indicated under Portfolio.

In maintaining a market for the Units (see Market for Units), the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys Units (based on the aggregate value of the Securities) and the prices at which it resells such Units (which include the sales charge) or the prices at which the Securities are sold after it redeems such Units, as the case may be.


MARKET FOR UNITS

While the Sponsor is not obligated to do so, its intention is to maintain a market for Units and offer continuously to purchase
Units from the Initial Date of Deposit at prices, subject to change at any time, which will be computed by adding (1) the aggregate value of Securities in the Trust, (2) amounts in the Trust including dividends receivable on stocks trading ex-dividend and (3) all other assets in the Trust; deducting therefrom the sum of (a) taxes or other governmental charges against the Trust not previously deducted, (b) accrued fees and expenses of the Trustee (including legal and auditing expenses), the Sponsor and counsel to the Trust and certain other expenses and (c) amounts for distribution to Holders of record as of a date prior to the evaluation; and dividing the result of such computation by the number of Units outstanding as of the date of computation. The Sponsor may discontinue purchases of Units if the supply of Units exceeds demand or for any other business reason. The Sponsor, of course, does not in any way guarantee the enforceability, marketability or price of any Securities in the Portfolio or of the Units. On any given day, however, the price offered by the Sponsor for the purchase of Units shall be an amount not less than the Redemption Price per Unit, based on the aggregate value of Securities in the Trust on the date on which the Units are tendered for redemption (see Redemption).

The Sponsor may, of course, redeem any Units it has purchased in the secondary market to the extent that it determines that it is undesirable to continue to hold such Units in its inventory. Factors which the Sponsor will consider in making such a determination will include the number of units of all series of unit trusts which it has in its inventory, the salability of such units and its estimate of the time required to sell such units and general market conditions. For a description of certain consequences of such redemption for the remaining Holders, see Redemption.


REDEMPTION

Units may be redeemed by the Trustee at its corporate trust office upon payment of any relevant tax without any other fee, accompanied by a written instrument or instruments of transfer with the signature guaranteed by a national bank or trust company, a member firm of any of the New York, Midwest or Pacific Stock Exchanges, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

The Trustee is empowered to sell Securities in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts to meet redemptions (see
Administration of the Trust - Accounts and Distribution). The Securities to be sold will be selected by the Trustee from those designated on the current list provided by the Sponsor for this purpose. Provision is made in the Indenture under which the Sponsor may, but need not, specify minimum amounts in which blocks of Securities are to be sold in order to obtain the best price for the Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum amounts which would be specified would be a sufficient number of shares to obtain institutional rates of brokerage commissions (generally between 1,000 and 5,000 shares).

The Trustee will redeem Units "in kind" upon request of a redeeming Holder if the Holder tenders at least 250,000 Units. Thus, a Holder will be able (except during a period described in the last paragraph under this heading), not later than the seventh calendar day following such tender (or if the seventh calendar day is not a business day on the first business day prior thereto), to receive in kind an amount per Unit equal to the Redemption Price per Unit (computed as described in Redemption - Computation of Redemption Price per Unit) as determined as of the day of tender. The Redemption Price per Unit for in kind distributions (the "In Kind Distribution") will take the form of the distribution of whole and fractional shares of each of the Securities in the amounts and the appropriate proportions represented by the fractional undivided interest in the Trust of the Units tendered for redemption (based upon the Redemption Price per Unit), except that with respect to any foreign Security not held in ADR form, the value of that Security will be distributed in cash.

In Kind Distributions on redemption of a minimum of 250,000
Units will be held by the Trustee, as Distribution Agent, for the account, and for disposition in accordance with the instructions of, the tendering Holder as follows:

(a) If the tendering Holder requests cash payment, the Distribution Agent shall sell the In Kind Distribution as of the close of business on the date of tender and remit to the Holder not later than seven calendar days thereafter the net proceeds of sale, after deducting brokerage commissions and transfer taxes, if any, on the sale. The Distribution Agent may sell the Securities through the Sponsor, and the Sponsor may charge brokerage commissions on those sales.
Since these proceeds will be net of brokerage commissions, Holders who wish to receive cash for their Units should always offer them for sale to the Sponsor in the secondary market before seeking redemption by the Trustee. The Trustee may offer Units tendered for redemption and cash liquidation to it to the Sponsor on behalf of any Holder to obtain this more favorable price for the Holder.

(b) If the tendering Holder requests distribution in kind, the Distribution Agent (or the Sponsor acting on behalf of the Distribution Agent) shall sell any portion of the In Kind Distribution represented by fractional interests in accordance with the foregoing and distribute net cash proceeds to the tendering Holder together with certificates representing whole shares of each of the Securities that comprise the In Kind Distribution. (The Trustee may, however, offer the Sponsor the opportunity to purchase the tendered Units in exchange for the numbers of shares of each Security and cash, if any, which the Holder is entitled to receive. The tax consequences to the Holder would be identical in either case.)

Any amounts paid on redemption representing income received will be withdrawn from the Income Account to the extent funds are available (an explanation of such Account is set forth under Administration of the Trust -Accounts and Distributions). In addition, in implementing the redemption procedures described above, the Trustee and the Distribution Agent shall make any adjustments necessary to reflect differences between the Redemption Price of the Units and the value of the In Kind
Distribution as of the date of tender. To the extent that Securities are distributed in kind, the size of the Trust will be reduced.

A Holder may tender Units for redemption on any weekday (a
"Tender Day") which is not one of the following: New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving or Christmas. The right of redemption may be suspended and payment postponed for any period, determined by the Securities and Exchange
Commission ("SEC"), (1) during which the New York Stock
Exchange, Inc. is closed other than for customary weekend and holiday closings, (2) during which the trading on that Exchange is restricted or an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable or (3) for such periods as the SEC may by order permit.


Computation of Redemption Price Per Unit

Redemption Price per Unit is computed by the Trustee as of the Evaluation Time on June 30 and December 31 (or the last business day prior thereto), as of the Evaluation Time next following the tender of any Unit for redemption on any Tender Day, and on any other business day desired by the Trustee or the Sponsor, by adding
(1) the aggregate value of the Securities determined by the Trustee,
(2) amounts in the Trust including dividends receivable on stocks trading ex-dividend (with appropriate adjustments to reflect monthly distributions made to Holders) and (3) all other assets in the Trust; deducting therefrom the sum of (a) taxes or other governmental charges against the Trust not previously deducted, (b) accrued fees and expenses of the Trustee (including legal and auditing expenses), the Sponsor and counsel to the Trust and certain other expenses and (c) amounts for distribution to Holders of record as of a date prior to the evaluation; and dividing the result of such computation by the number of Units outstanding as of the date thereof.

The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner: if the Securities are listed on a national securities exchange or Nasdaq National Market, or a foreign securities exchange, such evaluation shall generally be based on the closing sale price on such exchange (unless the Trustee deems such price inappropriate as a basis for evaluation) or, if there is no closing sale price on such exchange, at the mean between the closing offering and bid side evaluation. If the Securities are not so listed or, if so listed and the principal market therefor is other than on such exchange, such evaluation shall generally be made by the Trustee in good faith based at the mean between current bid and offer prices on the over-the-counter market (unless the Trustee deems such mean inappropriate as a basis for evaluation) or, if bid and offer prices are not available, (1) on the basis of the mean between current bid and offer prices for comparable securities, (2) by the Trustee's appraising the value of the Securities in good faith at the mean between the bid side and the offer side of the market or (3) by any combination thereof.


EXPENSES AND CHARGES

Initial Expenses - All or some portion of the expenses incurred in establishing the Trust, including the cost of the initial preparation, printing and execution of the registration statement and the indenture, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses, will be paid by the Trust and amortized over the life of the Trust. Any balance of the expenses incurred in establishing the Trust, as well as advertising and selling expenses, will be paid by the Underwriters at no cost to the trust.

Fees - The Trustee's and Sponsor's fees are set forth under Investment Summary. The Trustee receives for its services as Trustee and Distribution Agent payable in monthly installments, the amount set forth under Investment Summary. The Trustee's fee (in respect of services as Trustee), payable monthly, is based on the largest number of Units outstanding during the preceding month. Certain regular and recurring expenses of the Trust, including certain mailing and printing expenses, are borne by the Trust. The Trustee receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture. The Sponsor's fee, which is earned for trust supervisory services, is based on the largest number of Units outstanding during the year. The Sponsor's fee, which is not to exceed the maximum amount set forth under Investment Summary, may exceed the actual costs of providing supervisory services for this Trust, but at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Smith Barney Unit Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services. The fees of the Trustee and Sponsor may be increased without approval of Holders in proportion to increases under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor.

Other Charges - These include: (1) fees of the Trustee for extraordinary services (for example, making distributions due to failure of contracts for Securities), (2) expenses of the Trustee incurred for the benefit of the Trust (including legal and auditing expenses) and expenses of counsel designated by the Sponsor, (3) various governmental charges and fees and expenses for maintaining the Trust's registration statement current with Federal and State authorities, (4) expenses and costs of action taken by the Sponsor, in its discretion, or the Trustee, in its discretion, to protect the Trust and the rights and interests of Holders (for example, expenses in exercising the Trust's rights under the underlying Securities), (5) indemnification of the Trustee for any losses, liabilities and expenses incurred without gross negligence, bad faith or wilful misconduct on its part, (6) indemnification of the Sponsor for any losses, liabilities and expenses incurred without gross negligence, bad faith, wilful misconduct or reckless disregard of their duties and (7) expenditures incurred in contacting Holders upon termination of the Trust. The amounts of these charges and fees are secured by a lien on the Trust.

Payment of Expenses - Funds necessary for the payment of the above fees will be obtained in the following manner: (1) first, by deductions from the Income Account (see below) (which will reduce income distributions from the Account); (2) to the extent the Income Account funds are insufficient, by distribution from the Capital Account (see below); (3) to the extent the Income and Capital Accounts are insufficient, by selling Securities from the Portfolio and using the proceeds to pay the expenses (thereby reducing the net asset value of the Units).

Since the Securities are all common stocks, and the income stream produced by dividend payments thereon is unpredictable (see Description of the Trust - Risk Factors), the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If dividends are insufficient to cover expenses, it is likely that Securities will have to be sold to meet Trust expenses. Any such sales may result in capital gains or losses to Holders. See Description of the Trust - Taxes.

ADMINISTRATION OF THE TRUST

Records

The Trustee keeps records of the transactions of the Trust at its corporate trust office including names, addresses and holdings of all Holders, a current list of the Securities and a copy of the Indenture. Such records are available to Holders for inspection at reasonable times during business hours.


Accounts and Distributions

Dividends payable to the Trust are credited by the Trustee to an Income Account, as of the date on which the Trust is entitled to receive such dividends as a holder of record of the Securities. All other receipts (i.e., return of capital, stock dividends, if any, and gains) will be credited by the Trustee to a Capital Account. If a Holder elects to receive his distribution in cash, any income distribution for the Holder as of each Record Day will be made on the following Distribution Day or shortly thereafter and shall consist of an amount equal to the Holder's pro rata share of the distributable balance in the Income Account as of such Record
Day, after deducting estimated expenses. The first distribution for persons who purchase Units between a Record Day and a Distribution Day will be made on the second Distribution Day following their purchase of Units. In addition, amounts from the Capital Account may be distributed from time to time to Holders of record. The Trustee may withdraw from the Income Account, from time to time, such amounts as it deems requisite to establish a reserve for any taxes or other governmental charges that may be payable out of the Trust. Funds held by the Trustee in the various accounts created under the Indenture do not bear interest.

Purchases at Market Discount - Certain of the shareholder dividend reinvestment, stock purchase or similar plans maintained by issuers of the Securities offer shares pursuant to such plans at a discount from market value. Subject to any applicable regulations and plan restrictions, the Sponsor intends to direct the Trustee to participate in any such plans to the greatest extent possible taking into account the Securities held by the Trust in the issuers offering such plans.
In such event, the Indenture requires that the Trustee forthwith distribute in kind to the Distribution Agent the Securities received upon any such reinvestment to be held for the accounts of the Holders in proportion to their respective interests in the Trust. It is anticipated that Securities so distributed shall immediately be sold. Therefore, the cash received upon such sale, after deducting sales commissions and transfer taxes, if any, will be used for cash distributions to Holders.

The Trustee will follow a policy that it will place securities transactions with a broker or dealer only if it expects to obtain the most favorable prices and executions of orders. Transactions in securities held in the Trust are generally made in brokerage transactions (as distinguished from principal transactions) and the Sponsor or any of its affiliates may act as brokers therein if the Trustee expects thereby to obtain the most favorable prices and execution. The furnishing of statistical and research information to the Trustee by any of the securities dealers through which transactions are executed will not be considered in placing securities transactions.


Trust Supervision

The Trust is a unit investment trust which normally follows a buy and hold investment strategy and is not actively managed.
However, the Portfolio is regularly reviewed. Traditional methods of investment management for a managed fund (such as a mutual fund) typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio of the Trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the Portfolio. However, while it is the intention of the Sponsor to continue the Trust's investment in the Securities in the original proportions, it has the power but not the obligation to direct the disposition of the Securities upon institution of certain legal proceedings, default under certain documents adversely affecting future declaration or payment of anticipated dividends, a substantial decline in price or the occurrence of other materially adverse market or credit factors that, in the opinion of the Sponsor, would make the retention of the Securities detrimental to the interests of the Holders or if the Sponsor determines that the Securities no longer meet the Trust's selection criteria (as described under Description of the Trust-the Portfolio). The Sponsor is authorized under the Indenture to direct the Trustee to reinvest the proceeds of any sale of Securities not required for redemption of Units in additional Securities, except that proceeds from sale of Securities no longer meeting the Trust's selection criteria will be distributed to Holders.

In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open market when in its opinion it is in the best interest of the Holders of the Units to do so. In addition, the Sponsor may instruct the Trustee to accept or reject any offer made by an issuer of any of the Securities to issue new Securities in exchange or substitution for any Securities. Any Securities so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Securities originally deposited thereunder. If a Security is eliminated from the Portfolio the Sponsor is authorized to reinvest the proceeds in Additional Securities.

The Sponsor is authorized to direct the Trustee to acquire replacement Securities ("Replacement Securities") to replace any Securities, for which purchase contracts have failed ("Failed Securities"), or, in connection with the deposit of Additional Securities, when Securities of an issue originally deposited are unavailable at the time of subsequent deposit, as described more fully below. The Replacement Securities shall satisfy certain conditions specified in the Indenture including, among other conditions, requirements that the Replacement Securities shall be publicly-traded common stocks of companies selected according to the same criteria as the stocks initially selected and of the same quality; shall be issued by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law); shall not result in more than 10% of the Trust consisting of securities of a single issuer (or of two or more issuers which are Affiliated
Persons as this term is defined in the Investment Company Act of
1940) which are not registered and are not being registered under the Securities Act of 1933 or result in the Trust owning more than 50% of any single issue which has been registered under the Securities Act of 1933; and shall have, in the opinion of the Sponsor, characteristics sufficiently similar to the characteristics of the other Securities in the Trust as to be acceptable for acquisition by the Trust.

The Indenture also authorizes the Sponsor to increase the size and number of Units of the Trust by the deposit of cash (or a letter of credit) with instructions to purchase Additional Securities, contracts to purchase Additional Securities or, Additional Securities in exchange for the corresponding number of additional Units, provided that the original proportionate relationship among the number of shares of each Security established on the Initial Date of Deposit (the "Original Proportionate Relationship") is maintained to the extent practicable.

With respect to deposits of Additional Securities or contracts to purchase Additional Securities or cash (or a letter of credit) with instructions to purchase Additional Securities in connection with creating additional Units of the Trust following the Initial Date of Deposit, the Sponsor may specify minimum amounts of additional Securities to be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most under-represented immediately before the deposit when compared to the Original Proportionate Relationship. If Securities of an issue originally deposited are unavailable at the time of subsequent deposit or cannot be purchased at reasonable prices or their purchase is prohibited or restricted by law, regulation or policies applicable to the Trust or the Sponsor, the Sponsor may (1) deposit cash or a letter of credit with instructions to purchase the Security when practicable or (2) deposit (or instruct the Trustee to purchase) Securities of one or more other issues originally deposited or (3) deposit (or instruct the Trustee to purchase) a Replacement Security that will meet the conditions described above.


Reports To Holders

The Trustee will furnish Holders with each distribution a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. The Trustee will also furnish to each person who at any time during the preceding year was a Holder of record of Trust Units an annual statement (1) as to the Income Account:
income received; deductions for applicable taxes and for fees and expenses of the Trustee and counsel, and certain other expenses; amounts paid in connection with redemptions of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of the year;
(2) as to the Capital Account: the disposition of any Securities (other than pursuant to In Kind Distributions) and the net proceeds received therefrom; the results of In Kind Distributions in connection with redemption of Units; deductions for payment of applicable taxes and for fees and expenses of the Trustee and counsel and certain other expenses, to the extent that the Income Account is insufficient, and the balance remaining after such distribution and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of the year; (3) a list of the Securities held and the number of Units outstanding on the last business day of the year; (4) the Redemption Price per Unit based upon the computation thereof made on the last business day of the year and (5) amounts actually distributed from the Income Account expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the record dates for such distributions.

In order to enable them to comply with federal and state tax reporting requirements, Holders will be furnished with evaluations of Securities upon request to the Trustee.

Evidence Of Ownership

If a purchaser of Units holds his Units through an account for his benefit at the Sponsor, that purchaser will be the beneficial owner of the Units but the Sponsor will be the record Holder. Units held in such an account with the Sponsor are transferable by the beneficial owner to another account with the Sponsor by notice to the Sponsor, payment of any sums required for taxes or other governmental charges and compliance with any formalities required by the Sponsor.

All record Holders of Units (including the Sponsor for any Units held by it in accounts for the benefit of others) are required to hold their Units in uncertificated form. The Trustee will credit a record Holder's account with the number of Units held by the Holder. If any Units are not held in an account with the Sponsor, or if Units so held are to be transferred outside such an account, such Units are transferable by the Trustee, with a payment of any sums payable for taxes or other governmental charges imposed upon these transactions and compliance with the formalities necessary to redeem Units.


Amendment And Termination

The Sponsor may amend the Indenture, with the consent of the Trustee but without the consent of any of the Holders, (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (2) to change any provision thereof as may be required by the SEC or any successor governmental agency and (3) to make such other provisions as shall not materially adversely affect the interest of the Holders (as determined in good faith by the Sponsor). The Indenture may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the Holders of 51% of the Units, provided that no such amendment or waiver will reduce the interest in the Trust of any Holder without the consent of such Holder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Holders. The Indenture will terminate upon the earlier of the disposition of the last Security held thereunder or the Mandatory Termination Date specified under Investment Summary.
The Indenture may also be terminated by the Sponsor if the value of the Trust is less than the minimum value set forth under Investment Summary (as described under Description of the Trust -
Risk Factors) and may be terminated at any time by written instrument executed by the Sponsor and consented to by Holders of 51% of the Units. The Trustee shall deliver written notice of any termination to each Holder within a reasonable period of time prior to the termination. Within a reasonable period of time after such termination, the Trustee must sell all of the Securities then held and distribute to each Holder, after deductions of accrued and unpaid fees, taxes and governmental and other charges, such Holder's interest in the Income and Capital Accounts. Such distribution will normally be made by mailing a check in the amount of each Holder's interest in such accounts to the address of such Holder appearing on the record books of the Trustee.


REINVESTMENT PLAN

Distributions of income and/or principal, if any, on Units held in street name or directly in the name of the Holder, unless the Holder notifies his financial consultant or the Trustee, respectively, to the contrary, will be reinvested automatically in additional Units of the Trust at no extra charge pursuant to the Trust's "Reinvestment
Plan". If the Holder does not wish to participate in the Reinvestment Plan, the Holder must notify his financial consultant or the Trustee at least ten business days prior to the Distribution Day to which that election is to apply. The election may be modified or terminated by similar notice.

Distributions being reinvested will be paid in cash to the Sponsor, who will use them to purchase Units of the Trust at the Sponsor's Repurchase Price (the net asset value per Unit without any sales charge) in effect at the close of business on the Distribution Day. These may be either previously issued Units repurchased by the Sponsor or newly issued Units created upon the deposit of additional Securities in the Trust (see Description of the Trust - Structure and Offering). Each participant will receive an account statement reflecting any purchase or sale of Units under the Reinvestment Plan.

The costs of the Reinvestment Plan will be borne by the Sponsor, at no cost to the Trust. The Sponsor reserves the right to amend, modify or terminate the Reinvestment Plan at any time without prior notice.


RESIGNATION, REMOVAL AND LIMITATIONS ON
LIABILITY

Trustee

The Trustee or any successor may resign upon notice to the Sponsor. The Trustee may be removed upon the direction of the Holders of 51% of the Units at any time, or by the Sponsor without the consent of any of the Holders if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities. Such resignation or removal shall become effective upon the acceptance of appointment by the successor. In case of such resignation or removal the Sponsor is to use its best efforts to appoint a successor promptly and if upon resignation of the Trustee no successor has accepted appointment within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The
Trustee shall be under no liability for any action taken in good faith in reliance on prima facie properly executed documents or for the disposition of monies or Securities, nor shall it be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Security. This provision, however, shall not protect the Trustee in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event of the failure of the Sponsor to act, the Trustee may act under the Indenture and shall not be liable for any of these actions taken in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.


Sponsor

The Sponsor may resign at any time if a successor Sponsor is appointed by the Trustee in accordance with the Indenture. Any new Sponsor must have a minimum net worth of $2,000,000 and must serve at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC.
If the Sponsor fails to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (1) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC, (2) terminate the Indenture and liquidate the Trust or (3) continue to act as Trustee without terminating the Indenture.

The Sponsor shall be under no liability to the Trust or to the Holders for taking any action or for refraining from taking any action in good faith or for errors in judgment and shall not be liable or responsible in any way for depreciation of any Security or Units or loss incurred in the sale of any Security or Units. This provision, however, shall not protect the Sponsor in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on its business and duly assumes all of its obligations under the Indenture and in such event it shall be relieved of all further liability under the Indenture.


MISCELLANEOUS

Trustee

The name and address of the Trustee are shown on the back cover of this prospectus. The Trustee is subject to supervision and examination by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Securities, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.


Legal Opinion

The legality of the Units has been passed upon by Davis Polk &
Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor.


Auditors

The Statement of Financial Condition and the Portfolio included in this Prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, as indicated in their report with respect thereto, and is so included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Sponsor

Smith Barney Inc. ("Smith Barney"), was incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc.
and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Smith Barney is an indirect wholly-owned subsidiary of The Travelers Inc. The Sponsor or an affiliate is investment adviser, principal underwriter or distributor of more than 60 open-end investment companies and investment manager of 12 closed-end investment companies. Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust, Harris, Upham Tax-Exempt Fund and Tax Exempt Securities Trust, and acts as co-sponsor of most Series of Defined Asset Funds.

EQUITY FOCUS
TRUSTS
_______________
A Smith Barney Unit Trust



Theme Investing Portfolio
PROSPECTUS
This Prospectus does not contain all of the information set forth in the registration statements and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington,
D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

Index

Investment Summary2
Independent Auditors Report8
Financial Statements9
Portfolio12
Description of the Trust13
Risk Factors15
Taxes19
Public Sale of Units21
Market for Units22
Redemption22
Expenses and Charges24
Administration of the Trust25
Reinvestment Plan27
Resignation, Removal and Limitations on Liability27
Miscellaneous28


Sponsors:Trustee:Independent Accountants:
Smith Barney Inc.The Chase Manhattan Bank,
N.A.KPMG Peat Marwick LLP
388 Greenwich St., 23rd Fl.(A National Banking
Assoc.)345 Park Avenue
New York, New York  10013Unit Investment TrustNew
York, New York  10154
(212) 816-4000Box 2051
New York, New York   10081


SMITH BARNEY


No person is authorized to give any information or to make any representations with respect to this investment company not contained in this Prospectus, and any information or representations not contained herein must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.
